Exhibit 10.3
                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT (this "Agreement") is made as of December 22, 2003, by Quest Oil & Gas Corporation, a Kansas corporation, Quest Energy Service, Inc., a Kansas corporation, STP Cherokee, Inc., an Oklahoma corporation, Ponderosa Gas Pipeline Company, Inc., a Kansas corporation, Producers Service, Incorporated, a Kansas corporation, and J-W Gas Gathering, L.L.C., a Kansas limited liability company (herein collectively referred to as "Pledgor"), in favor of Cherokee Energy Partners LLC, a Delaware limited liability company (herein called "Pledgee").

                               R E C I T A L S:
                               - - - - - - - -

      WHEREAS, Pledgee is acquiring certain Class A membership interests (the "Class A Interests") in Quest Cherokee, LLC, a Delaware limited liability company ("Quest Cherokee") pursuant to that certain Membership Interest Purchase Agreement dated December 22, 2003 by and among Pledgee, Pledgor and Quest Cherokee (as amended, the "Member Purchase Agreement"). In connection with the Member Purchase Agreement, Pledgee, Pledgor and Quest Resource Corporation, a Nevada corporation and the parent of Pledgor ("Parent") are parties to those agreements described on Exhibit A attached hereto (such agreements, as the same may be amended, together with the Member Purchase Agreement, and all other agreements, certificates, documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith the "Obligation Documents");

      WHEREAS, it is a condition precedent to Pledgee's purchase of the Class A Interests and entering into the Obligation Documents that, among other things, Pledgor shall have executed and delivered to Pledgee a security agreement granting to Pledgee, a security interest in the Collateral (as defined herein); and

      WHEREAS, the boards of directors or managers of Pledgor, as applicable, have determined that Pledgor's execution, delivery and performance of this Agreement may reasonably be expected to benefit Pledgor, directly or indirectly, and are in the best interests of Pledgor.

      NOW, THEREFORE, in consideration of the premises and in order to induce Pledgee to purchase the Class A Interests, Pledgor hereby agrees with Pledgee as follows:

                                    ARTICLE I

                           Definitions and References

      Section 1.1. General Definitions. As used herein, the terms defined above shall have the meanings indicated above, and the following terms shall have the following meanings:

      "Bank One Pledge" means that certain Pledge Agreement dated December ___, 2003 executed by Pledgor in favor of Bank One, NA, with its main office in Chicago, Illinois as Collateral Agent (in such capacity, the "Collateral Agent").

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      "Code" means the Uniform  Commercial  Code in effect in the State of Texas on the date hereof; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any Lien in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

      "Collateral" has the meaning given such term in Section 2.1.

      "Default" means any event or occurrence that, with the passage of time, will constitute an Event of Default.

       "Equity" means shares of capital stock or a partnership, limited liability company, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, limited liability company, profits, capital or member interest of each Subsidiary (as defined in Section 2.1(a)).

      "Event of Default" means the existence of the following conditions: (i) any default, event of default or any breach by any Person constituting Pledgor or by the Parent of the Obligations; (ii) either (A) the obligations that are the subject of any single default, event of default or breach, or (B) the aggregate obligations in the event more than one such default, event of default or breach exists, is equal to or greater than $5,000,000; and (iii) such default, event of default or breach (or the last to occur of such defaults, events of default or breaches aggregating $5,000,000 if more than one) has continued for at least 90 days. An Event of Default shall continue to exist until all of the aggregate obligations described in part (ii) of the foregoing sentence are satisfied; partial satisfaction shall not cure an Event of Default even if after such partial satisfaction less than $5,000,000 remains owing on such obligations.

      "Lien" means any collateral assignment, lien, pledge, encumbrance, charge or security interest.

      "Obligation Documents" has the meaning given in the recitals.

      "Obligations" has the meaning given in Section 2.2.

      "Other Liable Party" means any Person, other than Pledgor, but including each Subsidiary, who may now or may at any time hereafter be primarily or secondarily liable for any of the Obligations or who may now or may at any time hereafter have granted to Pledgee a Lien upon any property as security for the Obligations.

      "Person" means any individual, corporation, partnership, limited liability company, association, trust, other entity or organization, or any court or governmental department, commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

      "Pledged Equity" has the meaning given it in Section 2.1(a).

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



      Section 1.2. Other Definitions. All terms used in this Agreement which are defined in the Code and not otherwise defined herein shall have the same meanings herein as set forth in the Code, except where the context otherwise requires.

      Section 1.3. Schedules and Exhibits. All schedules and exhibits attached to this Agreement are a part hereof for all purposes.

      Section 1.4. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section 1.4 shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

      Section 1.5. References and Titles. All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                                   ARTICLE II

                  Security Interest [CONFORM TO BANK ONE DOC]

      Section 2.1. Grant of Security Interest. As collateral security for all of the Obligations, Pledgor hereby pledges and assigns to Pledgee and grants to Pledgee a continuing security interest in and to all of the following rights, interests and property (collectively, the "Collateral"):

      (a) all of the issued and outstanding Equity of (i) Quest Cherokee including, without limitation, the Equity described on Schedule 1 attached hereto (but excluding any Equity owned by Pledgee), and (ii) any other subsidiary of Pledgor (referred to herein collectively as "Subsidiaries" and each individually a "Subsidiary") now owned or hereafter created or acquired by Pledgor including, without limitation, the Equity of each Subsidiary owned by Pledgor on the date hereof (all of the foregoing being herein sometimes called the "Pledged Equity");

      (b) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Pledged Equity; and

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



      (c) all cash, securities, dividends and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and any other property substituted or exchanged therefor.

      Section 2.2. Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred (the "Obligations"):

      (a) Obligation Documents. The payment and performance by Pledgors and by the Parent of (i)all payment and indemnity obligations of Pledgors and the Parent created under and evidenced by the Obligation Documents and (ii) with respect to the LLC Agreement described on Exhibit A (the "LLC Agreement") that is a part of the Obligation Documents, all payment and indemnity obligations together with any obligations regarding Defects (as defined in the LLC Agreement) and any distributions or allocations owing in connection therewith, for the benefit of Pledgee, is successors and permitted transferees and assigns; and

       (b)  Renewals.  All  renewals,  extensions,  amendments,   modifications,
supplements, or restatements of, or substitutions for, any of the foregoing.

                                   ARTICLE III

                   Representations, Warranties and Covenants

     Section  3.1.  Representations  and  Warranties.   Pledgor  represents  and
warrants as follows:

      (a) Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement and the Bank One Pledge. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as have been filed in favor of Pledgee relating to this Agreement and as have been filed in connection with the Bank One Pledge.

      (b) No Conflicts or Consents. Neither the ownership or the intended use of the Collateral by Pledgor, nor the grant of the security interest by Pledgor to Pledgee herein, nor the exercise by Pledgee of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the certificate of incorporation, articles of incorporation, charter or bylaws of Pledgor or any Subsidiary, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or any Subsidiary; or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Pledgor. No consent, approval, authorization or order of, and no notice to or filing with any Subsidiary or any other Person is required in connection with the grant by Pledgor of the security interest herein, or the exercise by Pledgee of its rights and remedies hereunder.

      (c) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Pledgee in the manner provided herein, free and clear of any Lien, adverse claim, or encumbrance except as evidenced by the Bank One Pledge. This Agreement creates a valid and binding security interest in favor of Pledgee in the

Collateral securing the Obligations. The taking possession by Pledgee of all certificates, instruments and cash constituting Collateral from time to time or the filing of the financing statements delivered concurrently herewith by Pledgor to Pledgee will perfect, and establish the first priority of, Pledgee's security interest hereunder in the Collateral securing the Obligations. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings as contemplated in Section 3.3(b).

      (d) Pledged Equity. (i) Pledgor is the legal and beneficial owner of the Pledged Equity; (ii) the Pledged Equity is duly authorized and issued, fully paid and non-assessable (as applicable), and all documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof hereunder have been paid; (iii) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Pledged Equity; (iv) the Pledged Equity is free and clear of all Liens, options, warrants, puts, calls or other rights of third Persons, and restrictions, other than those Liens arising under this Agreement or under the Bank One Pledge; (v) Pledgor has full right and authority to pledge the Pledged Equity for the purposes and upon the terms set out herein; (vi) certificates (as applicable) representing the Pledged Equity have been delivered to Bank One, NA as Collateral Agent, pursuant to the Bank One Pledge, together with a duly executed blank stock or transfer power for each certificate; and (vii) no Subsidiary has issued, and there are not outstanding, any options, warrants or other rights to acquire Equity of any Subsidiary.

      (e)  Location.   Each  Person  comprising  Pledgor  is  organized  in  the
jurisdictions indicated on Schedule 2 attached hereto; such jurisdictions are the "location" of such person, as such term is used in the Code.

      (f) Name. Pledgor has not conducted business under any name except the names in which it has executed this Agreement.

      Section 3.2. Affirmative Covenants. Unless Pledgee shall otherwise consent in writing, Pledgor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Obligations is outstanding.

      (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all Liens, encumbrances or adverse claims, except for (i) the security interest created by this Agreement, and (ii) the Liens created pursuant to the Bank One Pledge. Pledgor will cause to be terminated any financing statement or other registration with respect to the Collateral, except such as may exist or as may have been filed in favor of (or otherwise assigned to) Pledgee. Pledgor will defend Pledgee's right, title and special property and security interest in and to the Collateral against the claims of any Person.

      (b) Further Assurances. Pledgor will at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Pledgee may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the priority of such security interest; (ii) to enable Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including:

authorizing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Pledgee may request in order to perfect and preserve the security interest created or purported to be created hereby.

       (c) Delivery of Pledged Equity. Promptly upon the termination of the Liens created under the Bank One Pledge, (i) all certificates, instruments and writings evidencing the Pledged Equity shall be delivered to Pledgee, (ii) all other certificates, instruments and writings thereafter evidencing or constituting Pledged Equity shall be delivered to Pledgee promptly upon the receipt thereof by or on behalf of Pledgor, and (iii) all Pledged Equity shall be held by or on behalf of Pledgee pursuant hereto and shall be delivered in the same manner and with the same effect as described in Section 2.1 and Section
3.1. Upon delivery, such Equity shall thereupon constitute "Pledged Equity" and shall be subject to the Liens herein created, for the purposes and upon the terms and conditions set forth in this Agreement and the other Loan Papers.

      (d) Defense of Title. Pledgor will take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of Pledgee in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

      (e) Proceeds of Pledged Equity. If Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Equity, any (i) Equity (including any certificate representing any Equity or distribution in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, or spinoff or split-off), promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Equity or otherwise; (iii) dividends or other distributions payable in cash (except such dividends or other distributions permitted to be retained by Pledgor pursuant to Section 4.7) or in securities or other property; or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Pledgor shall receive the same in trust for the benefit of Pledgee, shall segregate it from Pledgor's other property, and shall promptly deliver it to Pledgee in the exact form received, with any necessary endorsement or appropriate stock or transfer powers duly executed in blank, to be held by Pledgee as Collateral.

      (f) Status of Pledged Equity. The certificates evidencing the Pledged Equity (as applicable) shall at all times be valid and genuine and shall not be altered. The Pledged Equity at all times shall be duly authorized, validly issued, fully paid, and non-assessable (as applicable), shall not be issued in violation of the pre-emptive rights of any Person or of any agreement by which Pledgor or any Subsidiary is bound, and shall not be subject to any restrictions or conditions with respect to the transfer, voting or capital of any Pledged Equity.

      (g) Taxes. Pledgor will pay when due all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which no Lien exists.

      Section 3.3. Negative Covenants. Unless Pledgee shall otherwise consent in writing, Pledgor will at all times comply with the covenants contained in this
Section 3.3 from the date hereof and so long as any part of the Obligations is outstanding.

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      (a) Transfer or Encumbrance.  Pledgor will not sell,  assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, nor will Pledgor grant a Lien upon or file or record any financing statement or other registration with respect to the Collateral (other than the security interests created by this Agreement and the Bank One Pledge), nor will Pledgor allow any such Lien, financing statement, or other registration to exist or deliver actual or constructive possession of the Collateral to any other Person other than Liens in favor of Pledgee and Liens created under the Bank One Pledge.

      (b) Financing Statement Filings. Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where Pledgor is organized or formed, maintains any Collateral, has its records concerning any Collateral, has its chief executive office or chief place of business, or has its principal place of residence. Without limitation of any other covenant herein, Pledgor will not cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to its jurisdiction of formation or organization or any change to its mailing address unless Pledgor shall have notified Pledgee of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Pledgee for the purpose of further perfecting or protecting the security interest in favor of Pledgee in the Collateral. In any notice furnished pursuant to this subsection, Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Pledgee's security interest in the Collateral.

      (c) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the enforceability or priority of Pledgee's security interest in any Collateral.

      (d) Restrictions on Pledged Equity. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Equity, other than those contained in the LLC Agreement.

                                   ARTICLE IV

                       Remedies, Powers and Authorizations

      Section 4.1.   Provisions Concerning the Collateral.

      (a) Additional Financing Statement Filings. Pledgor hereby authorizes Pledgee to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Pledgor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Pledgee may deem appropriate.

      (b) Power of Attorney. During any period in which an Event of Default has occurred and is continuing, Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion, to take any action (except for the exercise of any voting rights pertaining to the Pledged Equity or any part thereof) and to execute any instrument, certificate or notice which Pledgee may deem necessary or advisable to accomplish

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the purposes of this Agreement including:  (i) to request or instruct Pledgor or any Subsidiary (and each registrar, transfer agent, or similar Person acting on behalf of Pledgor or any Subsidiary) to register the pledge or transfer of the Collateral to Pledgee; (ii) to otherwise give notification to Pledgor, any Subsidiary, registrar, transfer agent, financial intermediary, or other Person of Pledgee's security interests hereunder; (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iv) to receive, indorse and collect any drafts or other instruments, documents and chattel paper; and (v) to file any claims or take any action or institute any proceedings which Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Pledgee with respect to any of the Collateral.

      (c) Performance by Pledgee. If Pledgor fails to perform any agreement or obligation contained herein, Pledgee may itself perform, or cause performance of, such agreement or obligation, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 4.4.

      (d) Collection Rights. Pledgee shall have the right at any time, upon the occurrence and during the continuance of a Default or an Event of Default, to notify any or all obligors (including each Subsidiary) under any accounts or general intangibles included among the Collateral of the assignment thereof to Pledgee and to direct such obligors to make payment of all amounts due or to become due to Pledgor thereunder directly to Pledgee and, upon such notification and at the expense of Pledgor and to the extent permitted by law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Pledgor could have done. After Pledgor receives notice that Pledgee has given any notice referred to above in this subsection, (i) all amounts and proceeds (including instruments and writings) received by Pledgor in respect of such accounts or general intangibles shall be received in trust for the benefit of Pledgee hereunder, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee in the same form as so received (with any necessary endorsement) to be held as cash collateral and (A) released to Pledgor upon the remedy of all Defaults or Events of Default, or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3; and (ii) Pledgor will not adjust, settle or compromise the amount or payment of any such account or general intangible or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

      Section 4.2. Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Pledgee may from time to time in its discretion, without limitation and without notice except as expressly provided below:

      (a) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral);

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      (b)  require  Pledgor  to, and  Pledgor  hereby  agrees  that it will upon request of Pledgee forthwith, assemble all or part of the Collateral as directed by Pledgee and make it available to Pledgee at a place to be designated by Pledgee which is reasonably convenient to both parties;

      (c) reduce its claim to judgment against Pledgor or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

      (d) dispose of, at its office, on the premises of Pledgor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Pledgee's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

      (e) buy (or allow its designee to buy) the Collateral, or any part thereof, at any public sale;

      (f) buy (or allow its designee to buy) the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; and

      (g) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment.

      Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      Pledgor agrees that upon a foreclosure or transfer in lieu thereof of the Collateral that the purchaser or transferee will be admitted as a member of Quest Cherokee, with all rights of a member therein, including all rights to distributions and all management and voting rights.

      Section 4.3. Application of Proceeds. If any Event of Default shall have occurred and be continuing, Pledgee may in its discretion apply any cash held by Pledgee as Collateral, and any cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, in the order and manner determined by Pledgee in its sole discretion.

      Section  4.4.   Release  and   Expenses.   In  addition  to,  and  not  in
qualification of, any similar obligations under other Obligation Documents:

      (a) Pledgor agrees to release and forever discharge Pledgee from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement). The foregoing release and discharge shall apply whether or not such claims, losses and liabilities are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or are, to any extent caused, in whole or in part, by any negligent act or omission of any kind by Pledgee.

      (b) Pledgor will upon demand pay to Pledgee the amount of any and all costs and expenses, including the reasonable fees and disbursements of Pledgee's counsel and of any experts and agents, which Pledgee may incur in connection with (i) the transactions which give rise to this Agreement; (ii) the preparation of this Agreement and the perfection and preservation of the security interest created under this Agreement; (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Pledgee hereunder; or (vi) the failure by Pledgor to perform or observe any of the provisions hereof, except expenses resulting from Pledgee's gross negligence or willful misconduct.

      Section 4.5. Non-Judicial Remedies. In granting to Pledgee the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Pledgee to enforce its rights by judicial process. In so providing for non-judicial remedies, Pledgor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended to prevent Pledgee or Pledgor from resorting to judicial process at either party's option.

      Section 4.6. Other Recourse. Pledgor waives any right to require Pledgee to proceed against any other Person, exhaust any Collateral or other security for the Obligations, or to have any Other Liable Party joined with Pledgor in any suit arising out of the Obligations or this Agreement, or pursue any other remedy in Pledgee's power. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Obligations from time to time. Pledgor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Obligations shall have been paid in full, Pledgor shall have no right to subrogation and Pledgor waives the right to enforce any remedy which Pledgee has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Pledgee. Pledgor authorizes Pledgee, without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Obligations, and exchange, enforce, waive and release any or all of such other property; (b) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Obligations or other security for the Obligations; (c) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than Pledgor; and
(d) release or substitute any Other Liable Party.

      Section 4.7.   Voting  Rights,  Dividends  Etc.  in  Respect  of Pledged
Equity.

      (a) So long as no Default or Event of Default shall have occurred and be continuing, Pledgor may receive and retain any and all dividends, distributions or interest paid in respect of the Pledged Equity; provided, however, that any and all

      (i) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Equity,

      (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

      (iii)cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Equity,

      immediately upon the satisfaction in full of the obligations secured by the Bank One Pledge, shall be, and shall forthwith be delivered to Pledgee to hold as, Pledged Equity and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee in the exact form received with any necessary endorsement or appropriate stock or transfer powers duly executed in blank, to be held by Pledgee as Collateral.

      (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

      (i) all rights of Pledgor to receive and retain the dividends, distributions and interest payments which Pledgor would otherwise be authorized to receive and retain pursuant to subsection (a) of this
      Section 4.7 shall automatically cease, and all such rights shall thereupon become vested in Pledgee which shall thereupon have the right to receive and hold as Pledged Equity such dividends, distributions and interest payments;

      (ii) without limiting the generality of the foregoing, Pledgee may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Equity (except voting rights) as if it were the absolute owner thereof, including the right to exchange, in its discretion, any and all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other adjustment of Pledgor or any Subsidiary, or upon the exercise by Pledgor or any Subsidiary of any right, privilege or option pertaining to any Pledged Equity, and, in connection therewith, to deposit and deliver any and all of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

      (iii)all dividends and interest payments which are received by Pledgor contrary to the provisions of subsection (b) (i) of this Section 4.7 shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Pledgee as Pledged Equity in the exact form received, to be held by Pledgee as Collateral.

Anything herein to the contrary notwithstanding, Pledgee may not exercise any voting rights pertaining to the Pledged Equity, and Pledgor may at all times exercise any and all voting rights pertaining to the Pledged Equity or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Obligation Document; provided, however, upon the occurrence and during the continuance of a Default or an Event of Default, Pledgor will not exercise or refrain from exercising any such right, as the case may be, if Pledgee gives notice that, in Pledgee's judgment, such action would result in a material adverse change with respect to the value of the Pledged Equity or the benefits to Pledgee of its security interest hereunder.

      Section 4.8. Private Sale of Pledged Equity. Pledgor recognizes that Pledgee may deem it impracticable to effect a public sale of all or any part of the Pledged Equity and that Pledgee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to delay the sale of any such securities for the period of time necessary to permit Pledgor or any Subsidiary to register such securities (with no obligation of Pledgor or any Subsidiary to accomplish such registration) for public sale under the Securities Act of 1933, as amended (the "Securities Act"). Pledgor further acknowledges and agrees that any offer to sell such securities which has been
(a) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Oklahoma City, Oklahoma (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (b) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.610 of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of Texas, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that Pledgee may, in such event, bid for the purchase of such securities.

                                    ARTICLE V

                                  Miscellaneous

      Section 5.1. Notices. Any notice or communication required or permitted hereunder shall be given in writing, sent by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, addressed to the appropriate party as follows:

           To Pledgor:    c/o Quest Resource Corporation
                          5901 N. Western, Suite 200
                          Oklahoma City, Oklahoma 73118
                          Attn: Jerry D. Cash
                          Fax No.: (405) 840-9894

           To Pledgee:    Cherokee Energy Partners LLC
                          200 Clarendon Street
                          55th Floor
                          Boston, MA  02117
                          Attn:  General Counsel
                          Fax No.:  (617) 867-4698

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address or in the manner provided herein, (b) in the case of telecopy, upon receipt, or (c) in the case of registered or certified United States mail, three (3) days after deposit in the mail.

      Section 5.2. Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Pledgor and Pledgee, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

      Section 5.3. Preservation of Rights. No failure on the part of Pledgee to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Obligations. The rights and remedies of Pledgee provided herein and in the other Obligation Documents are cumulative of and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Pledgee under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Pledgee to exercise any of its or their rights under any other Obligation Document against such party or against any other Person.

      Section 5.4. Unenforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 5.5. Survival of Agreements. All representations and warranties of Pledgor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents and the creation of the Obligations.

      Section 5.6. Other Liable Party. Neither this Agreement nor the exercise by Pledgee or the failure of Pledgee to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Obligation Document to which Pledgor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

      Section 5.7. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Pledgor and its successors and permitted assigns, and (b) shall inure, together with all rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its respective successors and permitted transferees and assigns. Without limiting the generality of the foregoing, Pledgee may pledge, assign or otherwise transfer any or all of its rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted herein or otherwise. None of the rights or duties of Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Pledgee.

      Section 5.8. Termination. It is contemplated by the parties hereto that there may be times when no Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Obligations. Upon the satisfaction in full of the Obligations, and upon written request for the termination hereof delivered by Pledgor to Pledgee, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Pledgee will, upon Pledgor's request and at Pledgor's expense, (a) return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (b) execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

      Section 5.9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA.

      Section 5.10. Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

      Section 5.11. Subordination. Notwithstanding anything herein contained, until the obligations secured by the Bank One Pledge (including any refinancings thereof) have been paid in full in cash (including interest accruing after the commencement of any bankruptcy or insolvency proceeding regardless of whether it is an allowed claim in such proceeding) and all commitments under the Revolving Credit Agreement and Term Credit Agreement (as said terms are defined in the Bank One Pledge, and as the same may be assigned and amended in connection with the refinancing thereof), have terminated, (a) all Liens of Pledgee in the Collateral shall be and hereby are subordinated for all purposes and in all respects to the Liens created by the Bank One Pledge (as the same may be assigned and amended in connection with the refinancing thereof), in the Collateral, regardless of the time, manner or order of perfection of any such Liens and (b) Pledgee shall not in any event exercise any rights and remedies granted under this Agreement or applicable law with respect to the Collateral. Pledgee agrees that it will not at anytime contest the validity, perfection, priority or enforceability of the indebtedness represented by either the Revolving Credit Agreement or Term Credit Agreement, or the Liens of Collateral Agent in the Collateral securing such indebtedness. In the event that Collateral Agent releases or agrees to release any of its Liens in the Collateral in connection with the sale or other disposition thereof or any of the Collateral is sold or retained pursuant to a foreclosure or similar action, Pledgee shall (or shall cause its agent to) promptly execute and deliver to Collateral Agent such termination statements and releases as Collateral Agent shall reasonably request to effect the release of the Liens of Pledgee in such Collateral. In furtherance of the foregoing, Pledgee hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of Pledgee and in the name of Pledgee or otherwise, to execute and deliver any document or instrument which Pledgee may be required to deliver pursuant to this Section 5.11.

                           [Signature Pages to Follow]

      IN WITNESS WHEREOF, Pledgor has executed and delivered this Agreement, as of the date first above written.

                               QUEST OIL & GAS CORPORATION,
                               a Kansas corporation


                               By:    /s/ Jerry Cash
                                      ---------------------------------
                               Name:  Jerry D. Cash
                               Title: Co-Chief Executive Officer and Secretary


                               QUEST ENERGY SERVICE, INC.,
                               a Kansas corporation


                               By:    /s/ Jerry Cash
                                      ---------------------------------
                               Name:  Jerry D. Cash
                               Title: Co-Chief Executive Officer and Secretary


                               STP CHEROKEE, INC.,
                               an Oklahoma corporation


                               By:    /s/ Jerry Cash
                                      ---------------------------------
                               Name:  Jerry D. Cash
                               Title: Co-Chief Executive Officer and Secretary


                               PONDEROSA GAS PIPELINE  COMPANY,  INC.,
                               a Kansas corporation


                               By:    /s/ Jerry Cash
                                      ---------------------------------
                               Name:  Jerry D. Cash
                               Title: Co-Chief Executive Officer and Secretary

                               PRODUCERS SERVICE, INCORPORATED,
                               a Kansas corporation


                               By:    /s/ Jerry Cash
                                      ---------------------------------
                               Name:  Jerry D. Cash
                               Title: Co-Chief Executive Officer and Secretary


                               J-W GAS GATHERING, L.L.C.,
                               a Kansas limited liability company


                               By:    /s/ Jerry Cash
                                      ---------------------------------
                               Name:  Jerry D. Cash
                               Title: Manager


Each Subsidiary hereby acknowledges and consents to the pledge of the Collateral and hereby agrees to observe and perform each and every provision of this Agreement applicable to such Subsidiary.

                               QUEST CHEROKEE, LLC,
                               a Delaware limited liability company


                               By:    /s/ Jerry Cash
                                      ---------------------------------
                               Name:  Jerry D. Cash
                               Title: Manager

                                    EXHIBIT A

                              Obligation Documents

1. The Member Purchase Agreement

2. Amended and Restated Limited Liability Company Agreement of Quest Cherokee, LLC, a Delaware limited liability company dated December 22, 2003 (the "LLC Agreement")

3. Assignment Agreement dated as of December 22, 2003, between the Parent, as assignor, and Quest Cherokee, as assignee, assigning the Parent's interests and rights under the Purchase and Sale Agreement dated as of December 10, 2003, between Devon Energy Production Company, L.P. and Tall Grass Gas Services, LLC, as sellers, and Parent, as the buyer

                                   SCHEDULE 1

All Class B Membership Interests issued and outstanding in Quest Cherokee, LLC, a Delaware limited liability company.

                                   SCHEDULE 2

                    Jurisdictions of Organization; Location

              Pledgor                           Location

Quest Oil & Gas Corporation                      Kansas
Quest Energy Service, Inc.                       Kansas
STP Cherokee, Inc.                              Oklahoma
Ponderosa Gas Pipeline Company, Inc.             Kansas
Producers Service, Incorporated                  Kansas
J-W Gas Gathering, L.L.C.                        Kansas